UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

SCHEDULE 14A INFORMATION

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ANSYS, Inc.
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 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 17, 2019.  ANSYS, INC.  Meeting Information  Meeting Type: Annual Meeting For holders as of: March 21, 2019 Date: May 17, 2019 Time: 11:30 AM Eastern Time  Location:  Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/anss2019. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/anss2019 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.  See the reverse side of this notice to obtain proxy materials and voting instructions.  ANSYS, INC. SOUTHPOINTE 2600 ANSYS DRIVE CANONSBURG, PA 15317

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K STOCKHOLDER LETTER How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2019 to facilitate timely delivery. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. You will not otherwise recieve a paper or e-mail copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request for this meeting and all future stockholder meetings: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. D7 XXXX XXXX XXXX XXXX D7 XXXX XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Me
thods Vote by Internet: Before the Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During the Meeting: Go to www.virtualshareholdermeeting.com/anss2019. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D7 XXXX XXXX XXXX XXXX D7 XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR all nominees listed in proposal 1 and FOR proposals 2 and 3. 1. The election of two Class II directors for three-year terms; Nominees: 1a. Ronald W. Hovsepian 1b. Barbara V. Scherer 2. The ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2019; 3. The advisory vote to approve compensation of our named executive officers.